                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                                                 [X]
Filed by a Party other than the Registrant                              [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                The Murdock Group Career Satisfaction Corporation
 ................................................................................
                  (Name of Registrant as Specified in Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title  of  each  class  of   securities  to  which   transaction   applies:
     ...........................................................................
2)   Aggregate number of securities to which transaction applies:
     ...........................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ...........................................................................
4)   Proposed maximum aggregate value of transaction:
     ...........................................................................
5)   Total fee paid:
     ...........................................................................

[ ]            Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the For of Schedule and the date of its filing.
1)         Amount Previously Paid:..............................................
2)         Form, Schedule or Registration Statement No..........................
3)         Filing Party:........................................................
4)         Date Filed:..........................................................

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                      5295 South Commerce Drive, Suite 400
                           Salt Lake City, Utah 84107
                                 (801) 268-3232

                            NOTICE OF WRITTEN CONSENT
                            DUE BY NOVEMBER 30, 2000


To the Shareholders:

         Attached hereto is a Proxy Statement which solicits the written consent of the shareholders of The Murdock Group Career Satisfaction Corporation, a Utah corporation (the "Company"), to authorize and approve (1) the change of the name of the Company to "The Murdock Group Holding Corporation," (2) adoption of the "2000 Murdock Group Stock Option Plan," and (3) increase in the number of shares of common and preferred stock the Company is authorized to issue. Proposals (1) and (3) would be accomplished by amendment to the Company's Articles of Incorporation in the form of Amended and Restated Articles of Incorporation attached. Additional information about these proposals is contained in the attached Proxy Statement.

         Attached to the Proxy Statement as Appendix A is the Shareholder Consent Resolution (the "Consent Resolution"), which provides for authorization and approval of these actions. The procedure for indicating authorization and approval is described in detail in the attached Proxy Statement.

         Pursuant to Section 16-10a-704 of the Utah Revised Business Corporations Act, once the Company receives the written consents from holders of a majority of the Company's issued and outstanding stock as of October 1, 2000 (the "Record Date"), the Company will deliver such written consents to its registered office in Utah, and the actions shall be deemed to have been approved by the Company's shareholders. No meeting will be held to vote on these corporate actions.

         You are  requested  to fill out,  date,  sign and return  the  enclosed
Shareholder Consent Resolution Signature Card ("Signature Card"), which is solicited by the Board of Directors of the Company as described in the accompanying Proxy Statement.

         Your consent is important. Please sign and date the enclosed Signature Card and return it promptly in the enclosed return envelope. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your consent as evidenced by your signing and returning the Signature Card is irrevocable once the Company receives it.

                                        By Order of the Board of Directors,

                                        /s/ KC Holmes
                                        ----------------------------------------
                                        KC Holmes, Chairman


Salt Lake City, Utah
November 10, 2000

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                      5295 South Commerce Drive, Suite 400
                           Salt Lake City, Utah 84107
                                 (801) 268-3232

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------




SHAREHOLDER ACTION BY WRITTEN CONSENT

         This Proxy Statement has been prepared by the Board of Directors of The Murdock Group Career Satisfaction Corporation, a Utah corporation (the "Company") and is furnished in connection with the solicitation by the Board of Directors of the written consent of the shareholders of the Company to authorize and approve the amendment of the Articles of Incorporation of the Company to (1) change the name of the Company to "The Murdock Group Holding Corporation" and
(2) increase the number of authorized shares of common stock to 300,000,000 and authorize the issuance up to 25,000,000 shares of preferred stock, and to approve the adoption of the "2000 Murdock Group Stock Option Plan."

         The Company intends to distribute this Proxy Statement and the accompanying materials to its shareholders on or about November 10, 2000. The reasons for these corporate actions are described in the Proxy Statement. Attached to this Proxy Statement as Appendix A is the Shareholder Consent Resolution ("Consent Resolution"), which provides for the authorization and approval of the corporate actions and the requisite amendment to the Company's Articles of Incorporation to effect the name change and the increase in the authorized shares. A copy of the Amended and Restated Articles of Incorporation is attached to the Proxy Statement as Appendix B. The procedure for indicating your approval of these corporate actions is described in this Proxy Statement.


General Information

Voting Rights

         The matter being submitted for shareholder approval is to be acted upon by written consent, without a meeting, rather than by a vote held at a meeting. The holders of the Company's issued and outstanding common stock are entitled to consent in writing to the name change. The execution of the Signature Card by the holders of a majority of the issued and outstanding shares of the Company's common stock is required to authorize the amendment to the Articles of Incorporation and the adoption of the stock option plan. No dissenters' rights or rights of appraisal are applicable or available in connection with this action.

         Only record holders of shares of the Company's common stock at the close of business October 1, 2000 (the "Record Date") are entitled to execute the Consent Resolution. At the close of business on the Record Date there were 31,796,171 shares of common stock issued and outstanding held by approximately 500 shareholders of record. As described in this Proxy Statement, a holder of common stock on the Record Date will be entitled to provide one consent for each share of common stock then registered in such holder's name. The holders of the common stock as of the Record Date are referred to in this Proxy Statement as the "Shareholders."

Solicitation of Written Consents

         Under Utah law and under the Company's bylaws, any action that may be taken at any meeting of the Shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the Shareholders is being submitted for action by written consent rather than by votes cast at a meeting. The attached Consent Resolution will be effective on the date that the Company receives signed Signature Cards representing the consent of the holders of a majority of the Company's issued and outstanding common stock as of the Record Date.

         Shareholders are requested to indicate approval of and consent to the adoption of the 2000 Murdock Group Stock Option Plan and the Amendment to the Articles of Incorporation changing the name of the Company to "The Murdock Group Holding Corporation" and increasing the number of authorized shares by filling out, signing and dating the enclosed Signature Card. Execution of the Signature Card will constitute your approval, as a Shareholder, of these corporate actions. Shareholders who do not approve and consent to the change of name by execution of the Signature Card will be bound by the Consent Resolution if sufficient written consents are received by the Company on or before November 30, 2000, the latest date selected by the Company to effect the change (the "Effective Date").

         The Board of Directors requests that each Shareholder complete, execute, date and return the Signature Card to the Company at the address indicated therein. An addressed envelope is enclosed for your convenience. The Consent Resolution Card should be returned as soon as possible for receipt by the Company no later than November 30, 2000.

         The Company will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. Certain of the Company's directors, officers, or employees may also solicit written consents by mail, telephone, telegraph, or personal interview but no additional compensation will be paid to them by the Company for doing so.

Written Consents Irrevocable

         Any Signature Card executed and delivered by a Shareholder shall be deemed by the Company to constitute that Shareholder's approval of and written consent to the adoption of the Consent Resolution. Once the Company (or its agent) receives the executed Signature Card, that consent may not be revoked unless written notice of revocation is received by the Company before the close of business on the earlier of the date the Company receives the majority or November 30, 2000.


This Proxy Statement and the enclosed Consent Resolution are being furnished to shareholders on or about November 10, 2000.

Adoption of the Amendment to the Certificate of Incorporation

         The Board of Directors of the Company has unanimously adopted, subject to shareholder approval, an amendment to the Company's Articles of Incorporation, which will change the name of the Company to The Murdock Group Holding Corporation and increase the number of shares the Company is authorized to issue to 300,000,000 common shares and 25,000,000 preferred shares. The form of the amendment to be included in the Amended and Restated Articles of Incorporation of the Company is included in the Consent Resolution attached as Appendix "B" to this Proxy Statement. The Shareholders are asked to approve this amendment to the Articles of Incorporation.

Change of Corporate Name

         The Board of Directors believes that it is in the Company's best interest to change its corporate name to one that more appropriately reflects the current and intended nature, expansion and operations of the Company. The Company has restructured its operations to include three distinct operating groups: Career Counseling Operations, Online Career Content Provider, and Real Estate Acquisition and Development. The new name more accurately reflects the diverse business interests of the Company and its activities.

Increase of Authorized Capital

         Article 4 of the Company's Articles of Incorporation as originally adopted and currently in effect reads:

                                Article 4. Stock

         A. The aggregate number of shares which the corporation shall be authorized to issue is 100,000,000 shares of "Class A Common Voting Shares" with no par value, and 100,000,000 shares of "Class B Common Non-Voting Shares" with no par value. Classes A and B shall have the same rights and preferences, except that Class B shares shall have no voting rights.

         B. Fully paid stock of this corporation shall not be liable to any call and shall be nonassessable, and shall not be subject to any preemptive rights.

         The Company's Board of Directors has approved and recommends to the shareholders the adoption of an amendment that reflects the modernization of the Utah Business Corporations Act. Therefore, management proposes to adopt Amended and Restated Articles of Incorporation in which Article 4 is amended and restated in its entirety to eliminate the Class B Non-Voting Shares, none of which have been issued to date, and to increase the number of shares of voting common stock that the Company is authorized to issue from 100,000,000 shares to 300,000,000 shares. In addition, the Amended and Restated Articles of
Incorporation would authorize the Company to issue 25,000,000 shares of preferred stock in such series and having such rights and preferences as the Board of Directors, in its discretion and without further action by the shareholders may determine. Article 4 of the Articles of Incorporation, as amended, would read as follows:

                                Article 4. Stock

                  The total number of shares which the Corporation shall have the authority to issue is three hundred twenty-five million (325,000,000) shares of capital stock, such total number of shares consisting of 300,000,000 shares of Common Stock, $.001 par value per share, and 25,000,000 shares of Preferred Stock, $.001 par value per share. All of the shares of the Corporation's capital stock shall be non-assessable.

                  Preferred Stock. The Preferred Stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, the authority so to do being hereby expressly granted, as stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (a "Director's Resolution"). The authority of the Board of Directors with respect to each such series of Preferred Stock shall include, but shall not be limited to, determination of the following:

                    1. The distinctive serial designation and number of shares comprising each such series;

                    2. The rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation's capital stock, and the relative priority, if any, of payment of dividends on shares of that series over shares of any other series;

                    3. Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;

                    4. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

                    5. The rights, if any, to which the holders of the shares of that series shall be entitled in the event of voluntary involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

                    6. Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class of the capital stock of the Corporation or any other series of Preferred Stock of the Corporation or the securities of any other entity and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which or the events upon which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

                    7. Whether the issuance of any additional shares of such series shall be subject to restrictions, or whether any shares of any other series shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

                    8. Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of these Articles of Incorporation, voting rights to be exercised either together with holders of Common Stock as a single class, or independently as a separate class; and

                    9. Any other preferences, privileges and powers, and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation and as shall now or hereafter be permitted by the Utah Revised Business Corporation Act, as amended.

                  Common Stock. Except as otherwise required by law or these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director's Resolution, all shares of Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

                  Relative Ranking of Common Stock. The Common Stock is junior to the Preferred Stock and is subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director's Resolution.

         Background of the Proposed Amendment to Increase the Authorized Capital. As of the Record Date, there are 31,796,171 shares of the Company's common stock issued and outstanding. A total of 2,500,000 shares of common stock are reserved for issuance under the Company's existing incentive stock option plan. Depending on the market price for the common stock as related to the conversion of certain debt under a corporate restructuring plan announced earlier this year, the Company may have to increase the number of shares of authorized common stock in order to accomplish its restructuring of debt and to continue its business plan, including the acquisition of real property using the Company's common stock as consideration for the purchase price of that property, which is based on the market price of the stock on the date an acquisition transaction is entered into.

         Management believes that this proposed Amendment would benefit the Company by providing greater flexibility to the Board of Directors to issue additional equity securities to raise additional capital, to facilitate possible future acquisitions and to provide stock-related employee benefits. To date, the Company's primary source of financing has been private sales of common stock or other equity or debt securities convertible into common stock. The Company presently is in immediate need of additional capital. To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a shareholder-approved amendment to the Articles of Incorporation.

         If this Amendment is approved, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of common stock unless required by law or any rules or regulations to which the Company is subject. Depending upon the consideration per share received by the Company for any subsequent issuance of common stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their stock. Also, future issuances of common stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of common stock. The availability for issuance of the additional shares of common stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued common stock or preferred stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity that is seeking to acquire control of the Company. Holders of common stock do not have any preemptive rights to acquire any additional securities issued by the Company.

         If the Company's shareholders do not approve the Amendment, due to declines in the market price of the common stock affecting conversion ratios of debt, the Company may be precluded from successfully restructuring its debt by issuing shares of common stock in lieu of cash payment. In such event, the Company could be subject to material liabilities for money damages that could adversely affect the Company's operations and financial condition. Moreover, even if the Company were to negotiate additional real estate acquisition transactions on terms acceptable to the Company, it would not be able to complete such transactions without an increase in authorized capital.

         Under Utah law, the change of a corporate name and the increase of authorized capital both require an amendment to the Articles of Incorporation. Except for certain special circumstances that are not applicable to the action proposed by the Board of Directors of the Company, an amendment to a corporation's Articles of Incorporation under Utah law requires the approval of a majority of the issued and outstanding voting shares of the corporation. Generally such action is taken by a vote conducted at an annual or special meeting of the shareholders of the corporation. Section 16-10a-706 of the Utah Revised Business Corporations Act (the "Utah Law") provides that "any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted." In addition, the Utah Law provides that any action taken in this manner has the same effect as action taken at a meeting of shareholders.

     THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF
    THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION AND THE CHANGE OF NAME OF THE COMPANY AND TO INCREASE THE NUMBER OF SHARES OF STOCK
                      THE COMPANY IS AUTHORIZED TO ISSUE.


Adoption of the 2000 Stock Option Plan

         The 2000 Murdock Group Stock Option Plan (the "Plan") must be approved by the shareholders of the Company within 12 months of its adoption by the Board of Directors. The Board adopted the Plan effective October 1, 2000. The following is a brief description of the principal features of the Plan. A copy of the Plan is filed as Appendix C to this Proxy Statement and shareholders should refer to the Plan for details regarding the awards that may be made under the Plan. No awards have been made to date.

         This Plan provides for the grant of awards to employees, directors, officers and certain consultants of the Company and other key individuals who make a contribution to the success of the Company. Under this Plan, eligible persons may receive incentive awards comprised of any of the following:

                    "Stock Options" which are  nonqualified  stock options,  the tax  consequences  of which are  governed  by the  provisions  of
               Section 83 of the Internal Revenue Code (the "Code");

                    "Incentive  Stock Options" ("ISO") which are statutory stock options, the tax consequences of which are governed by Section 422 of the Code;

                    "Reload Options" which are also nonqualified  stock options, the tax consequences of which are governed by Section 83 of the Code; or

                    "Stock Bonuses" which are compensation, the tax consequences of which are governed by Section 83 of the Code.

         Awards under the Plan may be granted as determined by the Committee appointed by the Board that administers the Plan (the "Committee"). A majority of the members of the Committee will be non-employee directors of the Company who may, under certain circumstances, also participate in the Plan. The total number of shares of the Company's common stock that may be the subject of awards made under the Plan is 25,000,000 shares.

         No award under the Plan may be granted or exercised after September 30, 2010. The grant of awards under the Plan must be evidenced by a written agreement with the recipient, which contains the terms and conditions (subject always to the terms and provisions of the Plan) under which the award may be exercised or received. The exercise price of stock options under the Plan is to be 100% of the fair market value of the Company's common stock on the date the option is granted, unless the Committee establishes a lower exercise price. The exercise price of an ISO must be 100% of the fair market value of the common stock on the date of grant, except that any ISO awarded to an employee who is also the owner of 10% or more of the Company's common stock will be 110% of fair market value of the common stock on the date of grant. The aggregate fair market value of stock subject to any ISO granted to a given recipient during any calendar year may not exceed $100,000.

         Option exercise prices are to be paid at the time of exercise in cash or in shares of common stock of the Company having a fair market value equal to the exercise price, or a combination of the two. Cash for exercise of options may be monies received as compensation from the Company or borrowed from the Company on terms established by the Committee.

         The members of the Committee who are non-employee directors and therefore "independent" for purposes of plan administration, may accept awards of non-statutory stock options under the plan if the grant of these options is approved by the full Board of Directors.

         Under the Plan, the "fair market value" of the common stock of the Company is determined as of any particular date to be (i) the closing sales price per share of common stock reflected on a national securities exchange for the last preceding date on which there was a sale of such common stock on such exchange; or (ii) if the shares of common stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of common stock in such over-the-counter market for the last preceding date on which there was a sale of such common stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of common stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of common stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the fair market value of any share of common stock be less than its par value. In the case of ISO, the fair market value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the common stock. In the case of other type of options, the fair market value of the common stock shall be so discounted.

          THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE PLAN
  AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE PLAN.

         The enclosed Shareholder Consent Resolution is furnished for you to indicate your consent with respect to the change of name described in this Proxy Statement. If you wish to consent in accordance with the Board's recommendation, please fill out, sign, date and return the Signature Card in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of the Signature Card will be appreciated.


                                        By Order of the Board of Directors

                                        KC Holmes
                                        Chairman and Chief Executive Officer

APPENDIX "A"
FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

                              Amended and Restated
                            Articles of Incorporation
                                       of
                      The Murdock Group Holding Corporation
               (fka Murdock Group Career Satisfaction Corporation)


The undersigned, being the President and Secretary of a corporation formed under the Utah Revised Business Corporation Act, Chapter 10 of Title 16 of the Utah Code of 1953, as amended, adopt the following Amended and Restated Articles of Incorporation for such corporation, which Amended and Restated Articles of Incorporation were approved by vote of the majority of the issued and outstanding common shares of the Corporation on November __, 2000:

                                 Article 1. Name

The name of this corporation is The Murdock Group Holding Corporation.

                               Article 2. Duration

The period of its duration is perpetual.

                               Article 3. Purposes

A. This Corporation is organized for any and all lawful purposes for which corporations may be organized under this Act, but is primarily organized to engage in career-related businesses.

B. The Corporation shall have and exercise all powers necessary or convenient for the carrying out of any or all of the purposes for which it is organized.

                                Article 4. Stock

The total number of shares which the Corporation shall have the authority to issue is three hundred twenty-five million (325,000,000) shares of capital stock, such total number of shares consisting of 300,000,000 shares of Common Stock, $.001 par value per share, and 25,000,000 shares of Preferred Stock, $.001 par value per share. All of the shares of the Corporation's capital stock shall be non-assessable.

         Preferred Stock. The Preferred Stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, the authority so to do being hereby expressly granted, as stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (a "Director's Resolution"). The authority of the Board of Directors with respect to each such series of Preferred Stock shall include, but shall not be limited to, determination of the following:

          1.   The   distinctive   serial   designation  and  number  of  shares
               comprising each such series;

          2. The rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation's capital stock, and the relative priority, if any, of payment of dividends on shares of that series over shares of any other series;

          3. Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;

          4. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

          5. The rights, if any, to which the holders of the shares of that series shall be entitled in the event of voluntary involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

          6. Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class of the capital stock of the Corporation or any other series of Preferred Stock of the Corporation or the securities of any other entity and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which or the events upon which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

          7. Whether the issuance of any additional shares of such series shall be subject to restrictions, or whether any shares of any other series shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

          8. Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of these Articles of Incorporation, voting rights to be exercised either together with holders of Common Stock as a single class, or independently as a separate class; and

          9. Any other preferences, privileges and powers, and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation and as shall now or hereafter be permitted by the Utah Revised Business Corporation Act, as amended.

         Common Stock. Except as otherwise required by law or these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director's Resolution, all shares of Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

         Relative Ranking of Common Stock. The Common Stock is junior to the Preferred Stock and is subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director's Resolution.

                           Article 5. Registered Agent

The name of the registered agent and the address of the registered office of the corporation are as follows: K C Holmes, 5295 South 300 West, 3rd Floor, Salt Lake City, Utah 84107.

The undersigned hereby accepts such appointment:



K C Holmes

The foregoing Amended and Restated Articles of Incorporation were adopted upon the written consent of shareholders of the Corporation holding a total of __________ shares (___%) of the issued and outstanding voting shares of the Corporation. No shares voted against such amendment. A copy of the consent resolution is attached to these Amended and Restated Articles of Incorporation.

Dated this __ day of November 2000.




K C Holmes, President




Secretary

APPENDIX B



[GRAPHIC OMITTED]

                               CONSENT RESOLUTION
                               OF THE SHAREHOLDERS
                                       OF
                THE MURDOCK GROUP CAREER SATISFACTION CORPORATION
                               A Utah Corporation

(Change of Name)

         Pursuant to Section 16-10a-704 of the Utah Revised Business Corporations Act, the undersigned, being the holders of __________ shares of the issued and outstanding common stock of The Murdock Group Career Satisfaction Corporation (the "Company"), a Utah corporation, hereby consent to and approve the following corporate action as if it had been taken at a meeting of the shareholders of the Company:

     RESOLVED, that the Articles of Incorporation of the Company be amended and the name of the Corporation changed as follows:

     Article 1 of the Company's Articles of Incorporation is hereby amended in its entirety to read as follows:

          "The  name  of  this   Corporation   is  "The  Murdock  Group  Holding
          Corporation."

     RESOLVED, that the Articles of Incorporation of the Company be amended and the authorized capital of the Corporation increased as follows:

     Article 4 of the Company's Articles of Incorporation is hereby amended in its entirety to read as follows:

                                Article 4. Stock

                  The total number of shares which the Corporation shall have the authority to issue is three hundred twenty-five million (325,000,000) shares of capital stock, such total number of shares consisting of 300,000,000 shares of Common Stock, $.001 par value per share, and 25,000,000 shares of Preferred Stock, $.001 par value per share. All of the shares of the Corporation's capital stock shall be non-assessable.

                  Preferred Stock. The Preferred Stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the Preferred Stock, and of each series thereof, shall be such as are fixed by the Board of Directors, the authority so to do being hereby expressly granted, as stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock (a "Director's Resolution"). The authority of the Board of Directors with respect to each such series of Preferred Stock shall include, but shall not be limited to, determination of the following:

          1.   The   distinctive   serial   designation  and  number  of  shares
               comprising each such series;

          2. The rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation's capital stock, and the relative priority, if any, of payment of dividends on shares of that series over shares of any other series;

          3. Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;

          4. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

          5. The rights, if any, to which the holders of the shares of that series shall be entitled in the event of voluntary involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

          6. Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class of the capital stock of the Corporation or any other series of Preferred Stock of the Corporation or the securities of any other entity and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which or the events upon which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

          7. Whether the issuance of any additional shares of such series shall be subject to restrictions, or whether any shares of any other series shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

          8. Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of these Articles of Incorporation, voting rights to be exercised either together with holders of Common Stock as a single class, or independently as a separate class; and

          9. Any other preferences, privileges and powers, and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation and as shall now or hereafter be permitted by the Utah Revised Business Corporation Act, as amended.

                  Common Stock. Except as otherwise required by law or these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director's Resolution, all shares of Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

                  Relative Ranking of Common Stock. The Common Stock is junior to the Preferred Stock and is subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director's Resolution.

         FURTHER RESOLVED, that the officers of the Corporation are authorized to take all additional actions, and to execute, deliver and cause to be filed, such instruments and documents as may be required by the Utah Revised Business Corporations Act to effect this change of name and that such filing may be in the form of Amended and Restated Articles of Incorporation incorporating all changes to the Articles of Incorporation since the Company's inception, including the change of name amendment described herein.

         Once signed by the holders of at least a majority of the outstanding shares of common stock of the Company, these resolutions shall be delivered to the Company at its principal office in Salt Lake City, Utah. These resolutions are to be included in the Company's corporate records and, as of the Effective Date as indicated in the Proxy Statement filed by the Company in connection with these corporate actions, shall have the same force and effect as an action taken at a meeting of the shareholders of the Company.

                     CONSENT RESOLUTION OF THE SHAREHOLDERS
                                       OF
                THE MURDOCK GROUP CAREER SATISFACTION CORPORATION
                                 SIGNATURE CARD

You are requested to fill out, date, sign and return this Shareholder Consent Resolution Signature Card, which is solicited by the Board of Directors of the Company as described in the accompanying Proxy Statement. Your consent is important. Please sign and date this Signature Card and return it promptly in the enclosed return envelope. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your consent as evidenced by your signature and return of this card is revocable only if written notice of revocation is received by the Company prior to close of business on November 30, 2000, as explained in the Proxy Statement.


1. To approve an amendment to the Company's Articles of Incorporation to change the name to The Murdock Group Holding Corporation and to increase the authorized capital of the Company:

                  FOR                AGAINST                 ABSTAIN
                 /   /                /   /                  /   /

2. To approve the adoption of the 2000 Murdock Group Stock Option Plan.

                  FOR                AGAINST                 ABSTAIN
                 /   /               /   /                   /   /

THIS WRITTEN CONSENT WHEN PROPERLY EXECUTED WILL BE DEEMED REVOCABLE ONLY IF WRITTEN NOTICE IS RECEIVED BY THE COMPANY BY THE EARLIER OF THE DATE ON WHICH THE COMPANY HAS RECEIVED THE REQUIRED MAJORITY TO APPROVE THE AMENDMENT AND THE PLAN OR NOVEMBER 30, 2000. IF THIS CONSENT IS RETURNED BUT NO DIRECTION IS MADE, THIS WRITTEN CONSENT WILL BE CONSIDERED GRANTED IN FAVOR OF THE CHANGE OF CORPORATE NAME, THE INCREASE IN AUTHORIZED CAPITAL AND THE ADOPTION OF THE STOCK OPTION PLAN.


DATE:
     ---------------                --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature of co-tenant holder, if any

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS WRITTEN CONSENT CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

APPENDIX C

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                               A Utah corporation

                             2000 Stock Option Plan

SECTION 1  GENERAL.............................................................1
           1.1 Purpose.........................................................1
           1.2 Eligibility for Participation...................................1
           1.3 Selection of Award Recipients...................................1
           1.4 Defined Terms...................................................1
SECTION 2  STOCK OPTION AWARDS.................................................2
           2.1 Grant of Option.................................................2
           2.2 Exercise Price..................................................2
           2.3 Term and Exercise...............................................2
           2.4Settlement of Award..............................................4
SECTION 3  INCENTIVE STOCK OPTION LIMITATIONS..................................4
           3.1 Dollar Limitation...............................................4
           3.2 More Than 10% Shareholders......................................5
           3.3 Eligible Employees..............................................5
           3.4 Exercisability..................................................5
           3.5 Taxation of ISOs................................................5
           3.6 Promissory Notes................................................5
SECTION 4  OPERATION AND ADMINISTRATION........................................5
           4.1 Effective Date..................................................5
           4.2 Shares Subject to Plan..........................................6
           4.3 General Restrictions............................................6
           4.4 Tax Withholding.................................................6
           4.5 Use of Shares...................................................6
           4.6 Payments........................................................7
           4.7 Transferability.................................................7
           4.8 Form and Time of Elections......................................7
           4.9 Agreement With Company..........................................7
           4.10 Action by Company..............................................7
           4.11 Gender and Number..............................................7
           4.12 Limitation of Implied Rights...................................7
           4.13 Evidence.......................................................8
SECTION 5  CHANGE IN CONTROL...................................................8
           5.1 Effect of Change in Control.....................................8
           5.2 Definition......................................................8
SECTION 6  COMMITTEE...........................................................8
           6.1 Administration..................................................8
           6.2 Powers of Committee.............................................9
           6.3 Delegation by Committee.........................................9
           6.4 Information to be Furnished to Committee........................9
SECTION 7  AMENDMENT AND TERMINATION...........................................9
SECTION 8  DEFINED TERMS......................................................10
           8.1 "Award"........................................................10
           8.2 "Board"........................................................10
           8.3 "Code".........................................................10
           8.4 "Disability"...................................................10
           8.5 "Eligible Employee"............................................10
           8.6 "Fair Market Value"............................................10
           8.7 "Grant Date"...................................................10
           8.8 "ISO"..........................................................10
           8.9 "NSO"..........................................................10
           8.10 "Options".....................................................10
           8.11 "Parent Corporation"..........................................11
           8.12 "Retirement"..................................................11
           8.13 "Common Stock"................................................11
SECTION 9  MISCELLANEOUS......................................................11
           9.1 General Restriction............................................11
           9.2 Non-Uniform Determinations.....................................11
           9.3 Fractional Shares..............................................11
           9.4 Effects of Headings............................................11

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                               A Utah corporation

                             2000 Stock Option Plan

                                    SECTION 1

                                     GENERAL

     1.1. Purpose. This 2000 Stock Option Plan (the "Plan") is adopted by the Board of Directors of The Murdock Group Holding Corporation, a Utah corporation (the "Company") effective as of October 1, 2000. The Plan has been established to:

               - attract and retain persons eligible to participate in the Plan;

               - motivate participants in the Plan by means of appropriate incentives to achieve long-range goals;

               -    provide  incentive   compensation   opportunities  that  are
                    competitive with those of other similar companies;

               - closely associate the interests of the participants of the Plan with those of the Company and its other shareholders by reinforcing the relationship between participants' rewards and shareholder gains through equity ownership in the Company and increased shareholder value.

     1.2. Eligibility for Participation. Participants in the Plan shall be selected by the Committee (as defined in Section 5 below), and awards under the Plan may be granted by the Committee to directors, officers and employees of the Company or of the Company's Parent Corporations or Subsidiary Corporations, and to other individuals such as consultants and non-employee agents of the Company or a Subsidiary Corporation, whom the Committee believes have made or will make an essential contribution to the Company or a Subsidiary. Notwithstanding any of the other provisions of this Plan, "ISO's" shall be granted hereunder and shall be subject to the additional terms and conditions of Section 3 of this Plan. When a Participant changes status from an employee to a nonemployee (or vice versa) and continues to perform services for the Company, the Participant is entitled to retain any Awards previously granted under the Plan.

     1.3. Selection of Award Recipients. The Committee has the authority to select particular employees within the eligible group to receive Awards under the Plan. In making this selection and in determining the persons to whom Awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an Award has been granted is sometimes referred to herein as a "Participant." In the discretion of the Committee, a Participant may be granted any Award permitted by the Plan and more than one Award may be granted to a Participant.

     1.4. Defined Terms. Capitalized terms in the Plan are defined as set forth in the Plan, including the definition provisions of Section 8 of the Plan.

                                    SECTION 2

                               STOCK OPTION AWARDS

     2.1. Grant of Option. The grant of an option or an AISO@ (collectively, "Options") entitles the Participant to purchase shares of the Company's common stock ("Common Stock") at the "Exercise Price" (defined below) established by the Committee. Options granted under this Section may be either "ISO's", the tax consequences of which are intended to be governed by Section 422 of the Code, or Non-Qualified Stock Options ("NSO's"), as determined in the discretion of the Committee.

     2.2. Exercise Price. The "Exercise Price" of each Option granted under this Plan is the price established by the Committee or determined by a method established by the Committee at the time the Option is granted, that must be paid by a Participant to purchase the shares of Common Stock, except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Exercise Price.

     2.3. Term and Exercise. An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, which terms shall include but are not limited to the following:

          2.3.1 Term and Exercise of Options. Each instrument that evidences an Option shall state the period of time during which the Option may be exercised; provided, however, that, anything contained herein to the contrary, any ISO's granted hereunder shall not be exercisable after the expiration of five (5) years after the Grant Date and any NSO's granted hereunder shall not be exercisable after the expiration of ten (10) years after the Grant Date.

          2.3.2 Vesting and Method of Exercising Options. Subject to the minimum exercise requirements described in Section 2.3.1 above, the Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable. To the extent that an Option has vested and become exercisable, the Option may be exercised from time to time by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full of the Exercise Price as described herein. An Option may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

          2.3.3 Payment of Exercise Price. The payment of the Exercise Price of an Option will be subject to the following:

               a. Time of Payment.  Subject to the following  provisions of this
          Section 2.3.3, the full Exercise Price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 2.3.3(c), payment may be made as soon as practicable after the exercise).

               b. Form of Payment. The Exercise Price shall be payable (i) in cash, (ii) by certified or cashier's check (but no personal checks unless otherwise approved by the Committee), (iii) by tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of the Common Stock already owned by the Participant for at least six (6) months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the Exercise Price, (iv) by a full-recourse promissory note at an interest rate to be determined by the Committee, provided that in no event shall a Participant who has had an Involuntary Termination of Employment be permitted to pay the Exercise Price by such promissory notes, (v) if and so long as the Common Stock is registered under
          Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to
          (a) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (b) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or (vi) such other consideration as the Committee may permit.

          2.3.4 Transfer of Options. Neither the whole nor any part of any Option shall be transferable by a Participant or by operation of law during said Participant's lifetime and at said Participant's death an Option or any part thereof shall only be transferable by said Participant's will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Participant only by the Participant. Any Option, and any and all rights granted to a Participant thereunder, to the extent not theretofore effectively exercised, shall automatically terminate and expire upon any sale, transfer or hypothecation or any attempted sale, transfer or hypothecation of such Option or rights, or upon the bankruptcy or insolvency of the Participant.

          2.3.5 Termination of Employment. Unless otherwise provided by the Committee or in the Incentive Stock Option Agreement pertaining to the Options, no Options may be exercised after the termination of the employment of the Participant with the Company (the "Termination Date") except as hereinafter provided:

               a. Retirement. Options granted under the Plan may be exercised within three (3) months after the Retirement (as hereinafter defined) of the Participant, and the Options shall be exercisable for all of the shares covered thereby. For purposes of the Plan, "Retirement" shall mean any termination of employment with the Company occurring after the completion of ten (10) years of service with the Company.

               b. Disability. Options granted under the Plan may be exercised within three (3) months after the termination of the employment of the Participant by reason of the Disability (as hereinafter defined) of the Participant, and the Options shall be exercisable for all of the shares covered thereby.

               c.  Death.  If a  Participant  shall  die while  employed  by the
          Company or within three (3) months after termination of employment with the Company by reason of Retirement or Disability, the Options granted under this Plan to such deceased Participant shall be exercisable within one (1) year after the date of the Participant's death, and the Options shall be exercisable for all of the Shares covered thereby. However, if a Participant shall die within three (3) months after termination of employment with the Company for a reason other than Retirement or Disability, the Options granted under this Plan to such deceased Participant shall be exercisable within one (1) year after the date of the Participant's death, but the Options may not be exercised for more than the number of Shares, if any, as to which the Options were exercisable by the Participant immediately prior to his death. The legal representative, if any, of the deceased Participant's estate, or otherwise the appropriate legatees or distributees of the deceased Participant's estate, may exercise the Options on behalf of such a deceased Participant.


               d. Involuntary  Termination of Employment.  Options granted under the Plan may be exercised within three (3) months after the Involuntary Termination of Employment (as hereinafter defined) of the Participant with the Company, but the Options may not be exercised for more than the number of shares, if any, as to which the Options were exercisable by the Participant immediately prior to such termination of employment. For purposes of the Plan, "Involuntary Termination of Employment" shall mean any termination of a Participant's employment with the Company by reason of the discharge, firing or other involuntary termination of a Participant's employment by action of the Company, other than an involuntary termination For Cause (as defined in Section 2.3.5(f) below).

               e. Voluntary Termination of Employment. Options granted under the Plan may be exercised, if otherwise timely, within three (3) months after the Voluntary Termination of Employment (as hereinafter defined) of the Participant with the Company, but the Options may not be exercised for more than the number of shares, if any, as to which the Options were exercisable by the Participant immediately prior to such termination of employment. For purposes of the Plan "Voluntary
          Termination of Employment" shall mean any voluntary termination of employment with the Company by reason of the Participant's quitting or otherwise voluntarily leaving the Company's employ other than a voluntary termination of employment by reason of Retirement or a voluntary termination of employment constituting a termination For Cause.

               f. Termination For Cause. Anything contained herein to the contrary notwithstanding, if the termination of a Participant's employment with the Company is as a result of or caused by the Participant's theft or embezzlement from the Company, the violation of a material term or condition of his or her employment, the disclosure by the Participant of confidential information of the Company, conviction of the Participant of a crime of moral turpitude, the Participant's stealing trade secrets or intellectual property owned by the Company, any act by the Participant in competition with the Company or any other act, activity or conduct of the Participant which in the opinion of the Committee is adverse to the best interests of the Company, such termination shall constitute termination "For Cause" and any Options and any and all rights granted to such Participant thereunder whether vested or unvested, to the extent not yet effectively exercised, shall become null and void effective as of the date of the occurrence of the event which results in the Participant ceasing to be an employee of the Company and any purported exercise of an Option by or on behalf of said Participant following such date shall be of no effect.

               g. Acceleration of Option Expiration Date. The Committee may, in the case of merger, consolidation, dissolution or liquidation of the Company, accelerate the expiration date of any Option for any or all of the shares covered thereby (but still giving Participants a reasonable period of time to exercise any outstanding Options prior to the accelerated expiration date).

               h. Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by any of said Participant's Options until the date that the Company receives payment in full for the purchase of said shares pursuant to the effective exercise of said Options, unless otherwise provided by the Committee. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such payment is received by the Company.

     2.4. Settlement of Award. Shares of Common Stock delivered pursuant to the exercise of an Option by a Participant shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable agreement.

                                    SECTION 3

                       INCENTIVE STOCK OPTION LIMITATIONS


     3.1. Dollar Limitation. To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which ISO's are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as an NSO. In the event the Participant holds two or more ISO's that become exercisable for the first in the same calendar year, such limitation shall be applied on the basis of the order in which such ISO's are granted.

     3.2. More Than 10% Shareholders. If an individual owns more than ten percent (10%) of the total voting power of all classes of the Company's stock, then the exercise price per share of an ISO shall not be less than One Hundred Ten Percent (110%) of the Fair Market Value of the Common Stock on the Grant Date and the term of the ISO shall not exceed five (5) years, except in the event that any portion of an ISO is treated as an NSO as provided in Section 3.1 above, in which case the term of the NSO will be ten (10) years.

     3.3. Eligible Employees. Individuals who are not employees of the Company or one of its Parent Corporations or Subsidiary Corporations may not be granted ISO's and such employees must agree, in writing, to remain in the employ of, and to render services to, the Company (or any of the Parent Corporations or Subsidiary Corporations) for a period of at least one (1) year from the date of the grant of the Award (unless this condition is otherwise waived by the Committee).

     3.4. Exercisability. An option designated as an ISO shall cease to qualify for favorable tax treatment as an ISO to the extent it is exercised (if permitted by the terms of the option) (i) more than three (3) months after the Termination Date (as defined in Section 2.3.5) for reasons other than death or Disability, (ii) more than one (1) year after the Termination Date by reason of death or Disability, or (iii) after the Participant has been on leave of absence for more than ninety (90) days, unless the Participant's reemployment rights are guaranteed by statute or contract.

     3.5. Taxation of ISO's. In order to obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an ISO for two (2) years after the Grant Date and one (1) year from the date of exercise. A Participant may be subject to the alternate minimum tax at the time of exercise of an ISO. The Participant shall give the Company prompt notice of any disposition of shares acquired by the exercise of an ISO prior to the expiration of such holding periods.

     3.6. Promissory Notes. The amount of any promissory note delivered in connection with the Participant's payment of the exercise price shall bear interest at a rate specified by the Committee, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.


                                    SECTION 4

                          OPERATION AND ADMINISTRATION

     4.1. Effective Date. Subject to the approval of the shareholders of the Company, the Plan shall be effective as of October 1, 2000 (the "Effective Date"), the date the Plan was adopted by the directors of the Company; provided, however, that to the extent that Awards are granted under the Plan prior to its approval by the shareholders, the Awards shall be contingent on approval of the Plan by the shareholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no

ISO's may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.


     4.2. Shares Subject to Plan. The shares of Common Stock for which Awards may be granted under the Plan shall be subject to the following:

          4.2.1 Maximum Number of Shares. Subject to the following provisions of this Section 3.2, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 1,000,000 shares of Common Stock; however, the Board may increase such number of shares, but not in any event without shareholder approval of an increase that would result in the number of shares available in the aggregate for Awards under the Plan exceeding 10% of the total authorized common shares of the Company.


          4.2.2 Effect of Forfeiture of Options. To the extent any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

          4.2.3 Adjustment of Award. In the event of a corporate transaction involving the Company (including, without limitation, any Common Stock dividend, Common Stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options; and (iv) any other adjustments that the Committee determines to be equitable.

     4.3. General Restrictions. Delivery of shares of Common Stock or other amounts under the Plan shall be subject to the following:

          4.3.1 Compliance with Law. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

               4.3.2 Non-Certificated Shares. To the extent that the Plan provides for issuance of Common Stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.4. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Common Stock which the Participant already owns, or through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan.

     4.5. Use of Shares. Subject to the overall limitation on the number of shares of Common Stock that may be delivered under the Plan, the Committee may use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or any Parent Corporation or Subsidiary Corporation, including the plans and arrangements of the Company or a Parent Corporation or Subsidiary Corporation assumed in business combinations.

     4.6. Payments. Awards may be settled by payment of consideration in the forms authorized in Section 2.3.3(b), or combination thereof, as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies, as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Stock equivalents. Each Subsidiary Corporation shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary Corporation by the Participant. Any disputes relating to liability of a Subsidiary Corporation for cash payments shall be resolved by the Committee.

     4.7. Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.8. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.9. Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require, that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

     4.10. Action by Company. Any action required or permitted to be taken by the Company or any Parent Corporation or Subsidiary Corporation shall be by resolution of its Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     4.11. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.12 Limitation of Implied Rights.

          4.12.1 No Right to Company Assets. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Parent Corporation or Subsidiary Corporation whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Parent Corporation or Subsidiary Corporation, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Parent Corporation or Subsidiary Corporation, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Parent Corporation or Subsidiary Corporation shall be sufficient to pay any benefits to any person.

          4.12.2 No Contract of Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Parent Corporation or Subsidiary Corporation, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.13. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.



                                    SECTION 5

                                CHANGE IN CONTROL

     5.1.  Effect of Change in Control.  Subject to the  provisions of paragraph
3.2.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control all outstanding Options shall become fully exercisable.

     5.2. Definition. For purposes of the Plan, the term "Change in Control" shall mean a change in the beneficial ownership of the Company's voting Common Stock or a change in the composition of the Board of the Company that occurs as follows:

          5.2.1 Acquisition of 40%. Any "Person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) other than any Person who is a shareholder of the Company at the Effective Date of this Plan, or becomes a beneficial owner, directly or indirectly, of Common Stock of the Company representing 40% or more of the total voting power of the Company's then outstanding Common Stock.

          5.2.2 Tender Offer. A tender offer (for which a filing has been made with the SEC that purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the Common Stock of the Company. In case of such a tender offer, the Change in Control will be deemed to have occurred upon the first to occur of (i) any time during the tender offer when the Person making the offer owns or has accepted for payment Common Stock of the Company with 25% or more of the total voting power of the Company's outstanding Common Stock or (ii) three business days before the offer is to terminate unless the offer is withdrawn first, if the Person making the offer could own, by the terms of the offer plus any shares owned by this Person, Common Stock with 50% or more of the total voting power of the Company's outstanding Common Stock when the offer terminates.

          5.2.3 Change in Majority of Board Nominees. Individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

                                    SECTION 6

                                    COMMITTEE

     6.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 6. The Committee shall be selected by the Board of the Company and shall (i) consist of all of the members of the Board if a class of shares of the Company's equity securities is not registered pursuant to
Section 12(b) or 12(g) of the Exchange Act, or (ii) consist solely of two or more members of the Board who are "Non-Employee Directors" (as defined in Rule 16b-3 of the Exchange Act), if a class of shares of the Company's equity securities is registered pursuant to Section 12(b) or 12(g) of the Exchange Act. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     6.2. Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

          6.2.1 Granting of Awards. Subject to the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 6) to cancel or suspend Awards.

          6.2.2  Foreign  Modifications.   To  the  extent  that  the  Committee
     determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          6.2.3 Interpretations, Amendments and Rescissions. The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          6.2.4 Binding Decisions. Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

          6.2.5 Conformity to Law. In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company, and applicable state corporate law.

     6.3. Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     6.4. Information to be Furnished to Committee. The Company and any Parent Corporations and Subsidiary Corporations shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and any Parent Corporations and Subsidiary Corporations as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 7

                            AMENDMENT AND TERMINATION

           The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant or subject to subsection 3.2.4 shall not be subject to the foregoing limitations of this Section.


                                    SECTION 8

                                  DEFINED TERMS

           In addition to the other definitions contained herein, the following definitions shall apply:

     8.1. "Award" means any award or benefit granted under the Plan, including, without limitation, the grant of ISO's, NSO's, or shares of Common Stock, the rights of ownership of which may be subject to restrictions contained in the Plan or prescribed by the Committee.

     8.2. "Board" means the Board of Directors of the Company.

     8.3. "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     8.4. "Disability" unless otherwise defined by the Committee, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of twelve (12) months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company (or any Parent Corporations or Subsidiary Corporations) and to be engaged in any substantial gainful activity.

     8.5. "Eligible Employee" means any employee of the Company or any Parent Corporation or Subsidiary Corporation. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services.

     8.6. "Fair Market Value" of a share of Common Stock under the Plan, as of any date, shall be established in good faith by the Committee, or (i) if the Common Stock is listed on the Nasdaq National markets, the average of the high and low per share sales prices for the Common Stock as reported by Nasdaq for a single trading day or (ii) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

     8.7. "Grant Date" means the date on which the Board (or the Committee if the Board assigns and delegates its powers to the Committee) completes the corporate action relating to the grant of an Award and all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

     8.8. "ISO" means an option to purchase Common Stock with the intention that it qualify as an incentive stock option as that term is defined in Section 422 of the Code.

     8.9. "NSO" means an option to purchase Common Stock granted herein other than an ISO and called Nonqualified Stock Option.

     8.10. "Options" means, collectively, the ISO's and NSO's.

     8.11. "Parent Corporation" has the meaning attributed to such terms for purposes of Section 422 of the Code.

     8.12.  "Retirement"  of a  Participant  shall have the meaning  ascribed in
Section 2.3.5(a).

     8.13 "Common Stock" means shares of the Company's common stock.

     8.14. "Subsidiary Corporation" has the meaning attributed to such terms for purposes of Section 422 of the Code.


                                    SECTION 9

                                  MISCELLANEOUS

     9.1. General Restriction. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Participant with respect to the disposition of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of Common Stock thereunder, such Award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     9.2. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     9.3. Fractional Shares. Fractional shares shall not be granted under any Award under this Plan, unless the provision of the Plan which authorizes such Award also specifies the terms under which fractional shares or interests may be granted.

     9.4. Effects of Headings. The Section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 1ST DAY OF OCTOBER 2000.



                                       -----------------------------------------

                                                                     , Secretary
                                       ------------------------------